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                     SUPPLEMENT DATED SEPTEMBER 20, 1999 TO

                        PROSPECTUS DATED MAY 1, 1999 FOR

                       DEFERRED VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                        NATIONWIDE LIFE INSURANCE COMPANY

                   THROUGH ITS NATIONWIDE VARIABLE ACCOUNT - 6

THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN YOUR PROSPECTUS. PLEASE READ IT AND KEEP IT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

1. EFFECTIVE OCTOBER 1, 1999, ALL REFERENCES TO EVERGREEN VA AGGRESSIVE GROWTH FUND IN YOUR PROSPECTUS ARE CHANGED TO:

                             Evergreen VA Omega Fund

     ACCORDINGLY, "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" LOCATED ON PAGES 44 THROUGH 46 OF YOUR PROSPECTUS IS AMENDED AS FOLLOWS:

          EVERGEEN VA OMEGA FUND (FORMERLY, "EVERGREEN VA AGGRESSIVE GROWTH FUND") Investment Objective: Seeks capital growth by investing primarily in common stocks and securities convertible into common stocks.

2. EFFECTIVE SEPTEMBER 1, 1999 "APPENDIX A: OBJECTIVES FOR UNDERLYING MUTUAL FUNDS" LOCATED ON PAGES 44 THROUGH 46 OF YOUR PROSPECTUS IS AMENDED AS
     FOLLOWS:

     NATIONWIDE SEPARATE ACCOUNT TRUST
     Nationwide Separate Account Trust ("NSAT") is a diversified open-end management investment company created under the laws of Massachusetts. NSAT offers shares in the mutual funds listed below, each with its own investment objectives. Shares of NSAT will be sold primarily to separate accounts to fund the benefits under variable life insurance policies and variable annuity contracts issued by life insurance companies. Effective September 1, 1999, the investment advisory services previously performed by Nationwide Advisory Services ("NAS") were transferred to Villanova Mutual Fund Capital Trust ("VMF"), an affiliate of NAS and an indirect subsidiary of Nationwide Financial Services, Inc. The portfolio managers for each of the Funds continue to manage the Funds after the transfer to VMF.

APO - 3136-8